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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 6, 1999
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                              NCS HealthCare, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-27602                 34-1816187
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(State of Other Jurisdiction)        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)

    3201 Enterprise Parkway, Suite 220         Beachwood, Ohio          44122
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (216) 378-6800
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         On December 6, 1999, NCS Healthcare, Inc. issued a News Release, a copy of which is filed herewith as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1 News Release dated December 6, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NCS HEALTHCARE, INC.


                                            By:  /s/ Gerald D. Stethem
                                              ----------------------------
                                                Gerald D. Stethem
                                                Chief Financial Officer

Date: December 8, 1999

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EXHIBIT INDEX
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Exhibit Number    Description
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99.1              News Release dated December 6, 1999.

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